EXHIBIT 10.49

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S PIZZA DISTRIBUTION LLC,

DOMINO’S IP HOLDER LLC and

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.

each as Co-Issuer

and

CITIBANK, N.A.,

as Trustee and Securities Intermediary

FIFTH SUPPLEMENT

dated as of November 21, 2018

to

AMENDED AND RESTATED BASE INDENTURE

dated as of March 15, 2012

Asset Backed Notes

(Issuable in Series)

EXHIBIT 10.49

FIFTH SUPPLEMENT, dated as of November 21, 2018 (this “Fifth Indenture Supplement”), to the Amended and Restated Base Indenture, dated as of March 15, 2012 (as amended, modified or supplemented prior to the date hereof, exclusive of Series Supplements (as defined in Annex A thereto), the “Base Indenture”), by and among DOMINO’S PIZZA MASTER ISSUER LLC, a Delaware limited liability company (the “Master Issuer”), DOMINO’S IP HOLDER LLC, a Delaware limited liability company (the “IP Holder”), DOMINO’S PIZZA DISTRIBUTION LLC, a Delaware limited liability company (the “Domestic Distributor”), DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a Delaware corporation ( “SPV Canadian Holdco”, and together with the Master Issuer, the IP Holder and the Domestic Distributor, collectively, the “Co-Issuers” and each, a “Co-Issuer”), each as a Co-Issuer, and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as securities intermediary (in such capacity, the “Securities Intermediary”).

PRELIMINARY STATEMENT

WHEREAS, Section 13.2(a) of the Base Indenture provides, among other things, that the Co-Issuers and the Trustee, with the consent of the Control Party (at the direction of the Controlling Class Representative), may at any time and from time to time make amendments, waivers and other modifications to the Base Indenture;

WHEREAS, the Co-Issuers have duly authorized the execution and delivery of this Fifth Indenture Supplement;

WHEREAS, the Co-Issuers have provided notice of this Fifth Indenture Supplement no less than ten (10) days prior to the date hereof;

WHEREAS, the Control Party is willing to provide its written consent (in accordance with the terms and conditions of the Base Indenture) to the execution of this Fifth Indenture Supplement; and

WHEREAS, the Co-Issuers and the Trustee wish to amend the Base Indenture as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Unless otherwise specified herein, all capitalized terms used herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached to the Base Indenture as Annex A (such Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of the Base Indenture (the “Base Indenture Definitions List”)).

EXHIBIT 10.49

ARTICLE II

AMENDMENTS

Section 2.1    Domestic Territory. The definition of “Domestic Territory” in the Base Indenture Definitions List is hereby amended and restated in its entirety as follows:

“Domestic Territory” means, the contiguous United States, plus Alaska, Hawaii, Puerto Rico, Guam and the U.S. Virgin Islands.

ARTICLE III

GENERAL

Section 3.1    Effect on Base Indenture. Upon the date hereof, (i) the Base Indenture shall be amended in accordance herewith, (ii) this Fifth Indenture Supplement shall form part of the Base Indenture for all purposes and (iii) the parties, each Noteholder shall be bound by the Base Indenture, as so amended. Except as expressly set forth or contemplated in this Fifth Indenture Supplement, the terms and conditions of the Base Indenture shall remain in place and shall not be altered, amended or changed in any manner whatsoever, except by any further amendment to the Base Indenture made in accordance with the terms of the Base Indenture, as amended by this Fifth Indenture Supplement.

Section 3.2    Binding Effect. This Fifth Indenture Supplement shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto, each Noteholder and each other Secured Party.

Section 3.3    Counterparts. This Fifth Indenture Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 3.4    Governing Law. THIS FIFTH INDENTURE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3.5    Amendments. This Fifth Indenture Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 3.6    Matters relating to the Trustee. The Trustee makes no representations or warranties as to the correctness of the recitals contained herein, which shall be taken as statements of the Co-Issuers, or to the validity or sufficiency of this Fifth Indenture Supplement and the Trustee shall not be held accountable or responsible for or with respect to nor shall the Trustee have any responsibility for provisions thereof. In entering into this Fifth Indenture Supplement, the Trustee shall be entitled to the

EXHIBIT 10.49

benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.

[Signature Pages Follow]

EXHIBIT 10.49

IN WITNESS WHEREOF, each of the Co-Issuers, the Trustee and the Securities Intermediary have caused this Fifth Indenture Supplement to be duly executed and delivered by its respective duly authorized officer as of the day and year first written above.

DOMINO’S MASTER ISSUER LLC, as Co-Issuer

By:	/s/ Michelle Hook
Name: Michelle Hook
Title: VP Finance & Treasurer

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:	/s/ Michelle Hook
Name: Michelle Hook
Title: VP Finance & Treasurer

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:	/s/ Michelle Hook
Name: Michelle Hook
Title: VP Finance & Treasurer

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:	/s/ Michelle Hook
Name: Michelle Hook
Title: VP Finance & Treasurer

EXHIBIT 10.49

CITIBANK, N.A., in its capacity as Trustee and as Securities Intermediary

By:	/s/ Anthony Bausa
Name: Anthony Bausa
Title: Senior Trust Officer

EXHIBIT 10.49

CONSENT OF CONTROL PARTY

Midland Loan Services, a division of PNC Bank, National Association, as Control Party and in its capacity as Control Party to exercise the rights of the Controlling Class Representative (pursuant to Section 11.1(d) of the Amended and Restated Base Indenture), hereby consents to the execution and delivery by the Co-Issuers and the Trustee of the foregoing Fifth Indenture Supplement.

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Alan H. Torgler
Name: Alan H. Torgler
Title: Vice President Servicing Officer